SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 28, 1999

                               -----------------

                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

             000-23447                                 36-3915637
       (Commission File Number)               (IRS Employer Identification No.)

                    2801 Slater Road, Suite 200
                 Morrisville, North Carolina               27560
             (Address of principal executive offices)    (Zip Code)


                                 (919) 595-6000
              (Registrant's telephone number, including area code)


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     Item 5. Other Events.

           On December 28, 1999 the United States District Court Southern District of New York issued a stipulation and Order of Dismissal in a case entitled First Security Bank, National Association against Midway Airlines, Inc. The complaint in this case was described in the Company's Form 8-K Current Report dated June 14, 1999. The case has been dismissed with prejudice pursuant to a settlement reached between the Company and an aircraft lessor. In connection with the settlement of this case, the Company issued the press release filed herewith as Exhibit 99.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

         99 Press Release, dated January 5, 2000

                                       2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MIDWAY AIRLINES CORPORATION

                                            By:   /s/ Jonathan S. Waller
                                               -------------------------------
Dated: January 6, 2000                           Jonathan S. Waller
                                                 Senior Vice President